UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2021
___________________
Lonestar Resources US Inc.
(Exact name of registrant as specified in its charter)
___________________

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Boland Street, Suite 301 Fort Worth, Texas (Address of principal executive offices)	76107 (Zip Code)

Registrant’s telephone number, including area code: (817) 921-1889
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.001 per share	LONE	OTCQX® Best Market
*The registrant’s Common Stock began trading on the OTCQX Best Market on January 27, 2021 under the symbol “LONE.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 13, 2021 (the “Grant Date”), Lonestar Resources US Inc. (the “Company”) granted awards of restricted stock units (“RSUs”) to its executive officers in the amounts set forth below pursuant to its newly adopted 2021 Management Incentive Plan (the “MIP”). Pursuant to the MIP, the Company has reserved 966,184 shares of its Class A common stock for equity compensation awards to employees, directors and other service providers of the Company. The MIP is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Each RSU that was granted to Company officers on the Grant Date represents the right to receive one share of the Company’s Class A common stock following the applicable vesting date. RSUs consist of 50% time vesting RSUs and 50% performance vesting RSUs. One third of the time vesting RSUs were vested as of the Grant Date and the remaining time vesting RSUs vest in three equal annual installments. The performance vesting RSUs vest in three equal annual installments, in each case subject to attaining performance conditions for each year to be established by the Company’s board of directors.

RSUs were granted to Company officers in the following amounts: Frank Bracken: 200,000 RSUs; Jana Payne: 60,000 RSUs; Jason Werth: 60,000 RSUs; Thomas Olle: 7,500 RSUs.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description
10.1         Lonestar Resources US Inc. 2021 Management Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONESTAR RESOURCES US INC.

Date: April 19, 2021                By:     /s/ Frank D. Bracken, III
Name: Frank D. Bracken, III
Title:    Chief Executive Officer